December 24, 2018

Global X NASDAQ 100® Covered Call ETF
NASDAQ: QYLD

2018 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxfunds.com/funds/qyld. You can also get this information at no cost by calling 1-888-GX-FUND-1 or by sending an e-mail request to info@globalxfunds.com. The Fund’s prospectus and statement of additional information, both dated October 22, 2018, as amended December 24, 2018, as further amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

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Global X NASDAQ 100® Covered Call ETF

Ticker: QYLD Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X NASDAQ 100® Covered Call ETF (“Fund”) seeks to provide investment results that closely correspond, before fees and expenses, generally to the price and yield performance of the CBOE NASDAQ-100® BuyWrite V2 Index (the “Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.60%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.60%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$61	$192	$335	$750

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund operated as the Horizons NASDAQ 100® Covered Call ETF (the “Predecessor Fund”), a series of Horizons ETF Trust I, prior to the Fund’s acquisition of the assets and assumption of the liabilities of the Predecessor Fund on December 24, 2018 (the “Reorganization”). During the most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Using a passive or indexing investment approach, the Fund seeks to achieve its investment objective to track the performance of the Underlying Index.

By investing in the Underlying Index, the Fund follows a “buy-write” (also called a covered call) investment strategy in which the Fund buys a stock or a basket of stocks, and also writes (or sells) call options that correspond to the stock or basket of stocks. The Fund uses this strategy in an attempt to enhance its portfolio’s risk-adjusted returns, reduce its volatility, and generate monthly income from the premiums received from writing the call options.

The CBOE NASDAQ-100® BuyWrite Index (“BXN Index”) is a benchmark index that measures the performance of a theoretical portfolio that holds a portfolio of the stocks included in the NASDAQ-100® Index (“Reference Index”), and “writes” (or sells) a succession of one-month at-the-money Reference Index covered call options. The Underlying Index replicates the methodology used to calculate the BXN Index, with one exception: the written Reference Index covered call options are held until one day prior to the expiration dates (i.e., generally the Thursday preceding the third Friday of the month) and are liquidated at a volume-weighted average price determined at the close.

The Fund will invest at least 80% of its total assets in common stocks of the companies included in the Underlying Index (“80% Policy”). The Fund employs a replication strategy to track the Underlying Index, which means the Fund invests in common stocks included in the Reference Index generally in proportion to their weightings in the Reference Index, and call options written (sold) on the Reference Index. Under normal market conditions, the Fund will invest more than 80% of its total assets in the Underlying Index. Each calendar month, the Fund will write (sell) a succession of one-month call options on the Reference Index and will cover such options by holding the securities underlying the options written. Each option written will (i) have an exercise price generally at or above the prevailing market price of the Reference Index; (ii) be traded on a national securities exchange; (iii) be held until one day prior to the expiration date (i.e., generally the Thursday preceding the third Friday of the month) and are liquidated at a volume-weighted average price determined at the close (unless the Fund “closes out” the option through

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the repurchase of the option at the market close on the last day of trading); (iv) expire on its date of maturity (in the next calendar month); (v) only be subject to exercise on its expiration date; and (vi) be settled in cash.

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective, 80% Policy and the Underlying Index upon which the Fund seeks to track its performance without shareholder approval upon 60 days’ prior written notice to shareholders.

In return for the payment of a premium to the Fund, a purchaser of the call options written by the Fund is entitled to receive a cash payment from the Fund equal to the difference between the value of the Reference Index and the exercise price of the option if the value of the option on the expiration date is above its exercise price. In addition, the Fund’s covered call options are expected to partially protect the Fund from a decline in the price of the Reference Index through means of the premiums received by the Fund. However, when the equity market is rallying rapidly, the Underlying Index is expected to underperform the Reference Index. The Fund expects, over time, to have a tracking error relative to the performance of the Underlying Index of no more than 5% before fees and expenses. Tracking error of 0% would represent perfect correlation.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As of October 1, 2018, the Underlying Index had significant exposure to the information technology sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund section of this Prospectus and in the Statement of Additional Information ("SAI").

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

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Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the NASDAQ-100 Index above the exercise prices of such options, but will continue to bear the risk of declines in the value of the NASDAQ-100 Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherit limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Equity Risk. The NAV of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Large Shareholder Risk. Certain shareholders, including an Authorized Participant, the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Additionally, from time to time an Authorized Participant, a third party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale.  Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by

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large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk. Under new continuous listing standards adopted by the Fund’s listing exchange, the Fund will be required to confirm on an ongoing basis that the components of the Underlying Index satisfy the applicable listing requirements. In the event that the Underlying Index does not comply with the applicable listing requirements, the Fund would be required to rectify such non-compliance by requesting that the Index Provider modify the Underlying Index, adopting a new underlying index, or obtaining relief from the SEC. Failure to rectify such noncompliance may result in the Fund being delisted by the listing exchange.

Management Risk. As the Fund may not fully replicate the Index, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results.

Market Risk. Overall market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Market Trading Risk. The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares, which may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints; and, if used, representative sampling may cause the Fund’s tracking error to be higher than would be the case if the Fund purchased all of the securities in the Underlying Index.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and

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technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk. The Fund is not actively managed and the Adviser does not attempt to take defensive positions under any market conditions, including declining markets.

Sector Risk. Sector risk is the possibility that securities within a group of related industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s Share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Information Technology Sector Risk. Because the Underlying Index has significant exposure to the information technology sector, the Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Tracking Error Risk. Tracking error is the divergence of the Fund's performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences (including differences between a security's price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), differences in transaction costs, the Fund's holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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U.S. Federal Income Tax Risk. The Fund’s investment strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders is subject to federal income tax at rates of up to 20%. The Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. You should consult your tax advisor as to the tax consequences of acquiring, owning and disposing of Shares in the Fund.

Valuation Risk. The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Accordingly, performance figures for the Fund for periods prior to the date of the Reorganization represent the performance of the Predecessor Fund.

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Annual Total Returns (Years Ended December 31)

Highest Quarterly Return     12/31/15        7.41%
Lowest Quarterly Return     9/30/15        (1.98)%
The performance information shown above is based on a calendar year. The Predecessor Fund’s performance from 1/1/2018 to 6/30/2018 was 3.56%.

Average Annual Total Returns (for the periods ended December 31, 2017)

		Since Inception
	One Year	(12/12/13)
Global X NASDAQ 100® Covered Call ETF[1]
Returns Before Taxes	18.78%	9.04%
Returns After Taxes on Distributions[2]	14.89%	6.47%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	10.58%	5.79%
CBOE NASDAQ-100® BuyWrite V2 Index	20.41%	9.77%
NASDAQ-100® Index	32.99%	17.70%

1 Performance shown for periods prior to December 24, 2018, reflects that of the Predecessor Fund.
2 After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

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FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Messrs. Kim, Molchan, Ong and To (“Portfolio Managers”). Messrs. Kim, Molchan, Ong and To have been portfolio managers of the Fund since inception in 2018. Mr. Molchan had managed the Predecessor Fund since May 2017 and Messrs. Kim, Ong and To had managed the Predecessor Fund since October 2018.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the Exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges is open for business ("Business Day").

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangements such as a 401(k) plan or an IRA, in which case distributions from such tax-deferred arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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